UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2013

PATRIOT MINEFINDERS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

700 – 510 West Hastings Street, Vancouver, British Columbia, Canada	V6B 1L8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 687 7130

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7 -Regulation FD

Item 7.01	Regulation FD Disclosure

On May 2, 2013, Patriot Minefinders Inc. (the “Company”) announce that further to the news release dated November 28, 2012 that the Company’s agreement with Bearing Resources (BRZ: TSX Venture) whereby Patriot could earn up to a 75% interest in the 13,400 hectare Kilometer 66 (“KM66”, also known as Mapimi) property located in Durango, Mexico has terminated. In addition, Patriot has been notified that Bearing has elected to terminate its underlying option agreement with the Mexican vendors of the property.

Item 9.01	Financial Statements and Exhibits
99.1	News Release dated May 02, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT MINEFINDERS INC.

/s/ John LaGourgue
John LaGourgue
Chief Executive Office and Director

Date: May 02, 2013